SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 23, 2009

EXACT SCIENCES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-32179	02-0478229
(Commission File Number)	(IRS Employer Identification No.)

100 Campus Drive, Marlborough, Massachusetts	01752
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (508) 683-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On April 23, 2009, Michael E. Singer informed EXACT Sciences Corporation (the “Company”) that he will not stand for re-election to the Company’s Board of Directors when his term expires at the Company’s upcoming 2009 annual meeting of stockholders on July 17, 2009.

(d)           On April 24, 2009, based on the recommendation of the Corporate Governance and Nominating Committee, the Company’s Board of Directors elected Katherine Napier as a Class I member of the Board and James Connelly as a Class II member of the Board.  Ms. Napier and Mr. Connelly have not been elected to any committees of the Board.

Item 5.03               Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 24, 2009, the Board approved an amendment and restatement of Section 1.10 of Article I of the Company’s Amended and Restated By-laws, effective immediately.  Section 1.10 was amended and restated to:

•                  clarify that compliance with the notice procedures set forth in the Amended and Restated By-Laws is the exclusive means for a stockholder to make nominations or submit other business at a meeting of stockholders (other than matters properly brought under Rule 14a-8 of the Securities Exchange Act of 1934, as amended);

•                  provide that a stockholder’s written notice to bring a proposal or nomination before an annual meeting of stockholders must be received by the Secretary of the Company not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting of stockholders;

•                  require that any stockholder making a proposal or nomination state in its advance notice whether such stockholder will solicit the Company’s stockholders and whether such stockholder is party to any voting or other arrangement regarding the proposal or nomination;

•                  require that any stockholder making a proposal or nomination provide a statement of the equity holdings of such stockholder and its affiliates, including all “synthetic equity instruments” (e.g., derivatives, swaps, hedges, etc.), voting rights, rights to fees, dividends, or other material rights, and update such statement prior to the meeting; and

•                  require that any stockholder making a proposal or nomination provide updates and supplements to its advance notice, as necessary.

The full text of the amendment is attached hereto as Exhibit 3.1.

The description of the changes to Section 1.10 of the Amended and Restated By-laws is qualified in its entirety by reference to the copy of the amendment filed as Exhibit 3.1 to this Report on Form 8-K, which is incorporated by reference herein.

Item 7.01               Regulation FD Disclosure.

On April 27, 2009, the Company issued a press release, a copy of which is being furnished as Exhibit 99.1 to this Report on Form 8-K.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

3.1 Amendment to Amended and Restated By-laws of the Company

99.1 Press Release issued by the Company on April 27, 2009, furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXACT Sciences Corporation

April 27, 2009	By:	/s/ Maneesh Arora
Maneesh Arora
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amendment to Amended and Restated By-laws of the Company

99.1	Press Release issued by the Company on April 27, 2009, furnished herewith